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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Ohio Casualty Corporation (the "Company") on Form 10-K for the fiscal period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael A. Winner, Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)   The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

                                                    /s/ Michael A. Winner
                                                    ----------------------
                                                    Michael A. Winner
                                                    Executive Vice President and
                                                    Chief Financial Officer
                                                    March 11, 2005